UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CONCRETE LEVELING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                                  28-0851977
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     5046 East Boulevard. Northwest
             Canton, Ohio                                44718
(Address of principal executive offices)               (Zip Codes)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class              Name of each exchange on which
         to be so registered              each class is to be registered
         -------------------              ------------------------------

               None                                     N/A

If this form related to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-148690

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock $0.001 par value
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Registrant incorporates by reference the description of securities contained in the company's Registration Statement on Form SB-2 (File No. 333-148690), filed on January 16, 2008.

ITEM 2. EXHIBITS.

The following exhibits are filed herewith or incorporated by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-148690) as originally filed on January 16, 2008 or as subsequently amended.

         Exhibit 3.1 -  Articles of Incorporation
         Exhibit 3.2 -  Bylaws
         Exhibit 4   -  Share Certificate

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           Concrete Leveling Systems, Inc.


Date: January 30, 2008                     By: /s/ Suzanne I. Barth
                                               ---------------------------------
                                               Suzanne I. Barth, Chief Executive
                                               Officer, Chief Financial Officer